QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): July 29, 2003 (July 29, 2003)

KEY ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Maryland (State of Incorporation)	1-8038 (Commission File Number)	04-2648081 (IRS Employer Identification No.)

6 Desta Drive
Midland, Texas 79705
(Address of Principal Executive Offices)

915/620-0300
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c) Exhibits

        99.1 —    Press Release dated July 29, 2003

Item 12. Results of Operations and Financial Condition

        On July 29, 2003, Key Energy Services, Inc., a Maryland corporation (the "Company") issued a press release announcing its earnings for the quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

        The information contained in this Form 8-K (including the exhibit hereto) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: July 29, 2003	KEY ENERGY SERVICES, INC.
	By:	/s/ FRANCIS D. JOHN Francis D. John, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.		Exhibit
99.1	—	Press Release dated July 29, 2003.

QuickLinks

SIGNATURE
EXHIBIT INDEX